SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-A

                For Registration of Certain Classes of Securities

                     Pursuant to Section 12(b) or (g) of the

                         Securities Exchange Act of 1934

                          OnlineTrading.com Group, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


             Florida                                          65-0977576
     (State of Incorporation                               (I.R.S. Employer
         or Organization)                                 Identification No.)

                            8700 West Flagler Street
                              Miami, Florida 33174
           (Address of Principal Executive Offices Including Zip Code)

         If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

         If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

         Securities Act registration statement file number to which this form relates: Registration No. 333-34922
        -----------------------------

Securities to be registered pursuant to Section 12(b) of the Act:

                                                       Name of each exchange
          Title of each class                           on which each class
          to be so registered                           is to be registered
          -------------------                          -------------------------

                   None                                         None

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $0.01 par value
           -----------------------------------------------------------
                                (Title of class)


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Item-1.      Description of Registrant's Securities to be Registered

             Incorporated by reference to pages 151 through 153 of the Proxy Statement\Prospectus contained in the Registrant's Amendment No. 2 to Registration Statement on Form S-4 (File No. 333- 34922) filed with the Securities and Exchange Commission on July 17, 2000.


Item-2.      Exhibits

             The following exhibit is filed as a part of this registration statement:

             1.*  Registrant's Articles of Incorporation, as amended.

-------------------

* Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-4 (File No. 333-34922) filed with the Securities and Exchange Commission on April 17, 2000.


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



                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:    July 17, 2000                     ONLINETRADING.COM GROUP, INC.



                                  By:      /s/ William R. Cruz
                                           -------------------------------------
                                           William R. Cruz
                                           Co-Chairman of the Board and Co-Chief
                                           Executive Officer

                                  By:      /s/ Ralph L. Cruz
                                           -------------------------------------
                                           Ralph L. Cruz
                                           Co-Chairman of the Board and Co-Chief
                                           Executive Officer


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


                                Index to Exhibits

                                                                                             Page No.
                                                                                   ---------------------------
1.       Registrants's Articles of Incorporation, as amended.................       Incorporated by Reference
2.       Pages 151 through 153 of Proxy Statement\Prospectus contained in the
         Registrant's Amendment No. 2 to Registration Statement on Form S-4
         (File No. 333-34922) filed with the Securities and Exchange
         Commission on July 17, 2000.........................................       Incorporated by Reference
